UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 5, 2024

Ambac Financial Group, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	1-10777	13-3621676
(State of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

One World Trade Center	New York	NY	10007
(Address of principal executive offices)

(212)	658-7470
(Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	AMBC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to

Section 13(a) of the Exchange Act.	☐

Item 5.07 Submission of Matters to a Vote of Security Holders
The Annual Meeting of Stockholders of Ambac Financial Group, Inc. (the “Company”) was held on June 5, 2024. Represented at the meeting were 38,482,876 shares, or approximately 85%, of the Company’s 45,224,972 shares of common stock outstanding and entitled to vote at the meeting. Set forth below are the final voting results for the actions taken by the stockholders at the meeting.
1.The Company’s stockholders elected the seven (7) director nominees named below to a term expiring at the 2025 annual meeting or until their successors are elected and qualified, with each receiving the following votes:

Name	Number of Votes For	Number of Votes Against	Number of Votes Abstained	Broker Non-Votes
Ian D. Haft	31,138,925	1,007,500	1,021,502	5,314,949
Lisa G. Iglesias	30,618,496	1,525,181	1,024,250	5,314,949
Joan Lamm-Tennant	30,010,908	2,136,611	1,020,408	5,314,949
Claude LeBlanc	31,134,257	1,146,165	887,505	5,314,949
Kristi A. Matus	31,140,610	1,006,697	1,020,620	5,314,949
Michael D. Price	31,195,386	950,863	1,021,678	5,314,949
Jeffrey S. Stein	30,055,335	2,229,249	883,343	5,314,949
2.The Company’s stockholders approved, by advisory (non-binding vote), the compensation of our named executive officers, as disclosed in the Company’s 2024 Proxy Statement, with the following vote:

Number of Votes For	Number of Votes Against	Number of Votes Abstained	Broker Non-Votes
30,622,833	1,655,765	889,329	5,314,949
3.The Company’s stockholders ratified the selection of KPMG LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2024 with the following vote:

Number of Votes For	Number of Votes Against	Number of Votes Abstained
37,034,113	618,180	830,583
4.The Company’s stockholders approved the Company’s 2024 Incentive Compensation Plan with the following vote:

Number of Votes For	Number of Votes Against	Number of Votes Abstained	Broker Non-Votes
21,203,624	10,993,239	971,064	5,314,949
5.The Company’s stockholders approved an amendment to Ambac's Certificate of Incorporation to delete certain provisions in Section 4.01 that reference the Bankruptcy Code and related restrictions on the issuance of non-voting equity securities with the following vote:

Number of Votes For	Number of Votes Against	Number of Votes Abstained	Broker Non-Votes
32,162,794	156,501	848,632	5,314,949

6.The Company’s stockholders approved an amendment to Ambac's Certificate of Incorporation to replace the reference to the “Wisconsin Insurance Commissioner” with a reference to the “relevant Insurance Commissioners of the states of domicile of the insurance companies controlled by the Corporation" with the following vote:

Number of Votes For	Number of Votes Against	Number of Votes Abstained	Broker Non-Votes
32,204,137	141,727	822,063	5,314,949
7.The Company’s stockholders approved an amendment to Ambac's Certificate of Incorporation to extend the exculpation provision in Section 7.01 of Article VII to include officers, as well as directors with the following vote:

Number of Votes For	Number of Votes Against	Number of Votes Abstained	Broker Non-Votes
30,289,354	1,952,427	926,146	5,314,949

EXHIBIT INDEX

Exhibit
Number	Exhibit Description
101.INS	XBRL Instance Document - the instance document does not appear in the interactive Data File because its XBRL tags are embedded within the Inline XBRL document.
101.SCH	XBRL Taxonomy Extension Schema Document.
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.
101.LAB	XBRL Taxonomy Extension Label Linkbase Document.
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.
104	Cover Page Interactive Data File - The cover page interactive data file does not appear in the Interactive Data File because its XBRL tags or embedded within the Inline XBRL document
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ambac Financial Group, Inc.
(Registrant)

Dated:	June 7, 2024	By:	/s/ William J. White
William J. White
First Vice President, Secretary and Assistant General Counsel
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